UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — January 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

George Putnam Balanced Fund

Semiannual report
1 | 31 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 12, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. The spread of the coronavirus into regions beyond China unnerved investors worldwide. In late February, largely in response to this issue, stock markets experienced their worst weekly performance since the 2008 financial crisis. As often happens when stocks decline sharply, bonds provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell below 1% for the first time in history.

While this is not the first time global financial markets have encountered such turbulence, it can be unsettling for investors. Markets that are usually rational can behave irrationally at times. Throughout history, however, markets have proven remarkably resilient, routinely recovering from short-term crisis events to move higher over longer time periods. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals have experience in all types of market conditions and remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kathryn Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 George Putnam Balanced Fund

How did stocks perform over the six-month reporting period ended January 31, 2020?

KATE In the United States, healthy consumer spending, record-low unemployment, and positive corporate earnings helped boost investor appetite for stocks. At the same time, concerns over a global economic slowdown and escalating U.S.–China trade tensions eroded investor confidence. Business investment declined, and manufacturing output fell. The U.S. Federal Reserve [the Fed] lowered interest rates three times from July to October 2019 to help revive stagnant growth. In October 2019, central banks in China, Japan, and Europe implemented comprehensive stimulus programs.

By December 2019, the United States and China entered into a “phase one” trade deal, easing trade war fears. In January 2020, fresh economic risks, including escalating U.S.–Iran tensions and the coronavirus outbreak, disrupted market momentum. Despite these headwinds, stocks finished the six-month reporting period up 9.31%, as measured by the S&P 500 Index.

How did bonds perform?

PAUL During the period, the Fed lowered interest rates to a range of 1.50% to 1.75%. Bond prices rose as interest rates fell. U.S. Treasuries

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/20. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

6 George Putnam Balanced Fund

rallied, developed-market yields fell, and yield curves flattened. By December, two key risks were minimized. The United Kingdom found a political path to resolve Brexit, and the United States and China entered into an initial trade deal, avoiding the threat of higher tariffs. In December 2019 and January 2020, interest rates remained unchanged across most global central banks. The Fed indicated it was keeping watch on the coronavirus epidemic sweeping China. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment-grade, fixed-income securities, posted a return of 4.20% for the reporting period.

Against this backdrop, how did the fund perform?

PAUL For the six-month reporting period, the fund’s class A shares delivered a return of 7.11%, compared with 9.31% for the fund’s primary benchmark, the all-stock S&P 500 Index. The fund’s secondary benchmark, the George Putnam Blended Index, which represents 40% bonds and 60% stocks, returned 7.38% for the period.

What were some stocks that detracted from the fund’s performance?

KATE DXC Technology, an enterprise IT provider, was the fund’s top detractor. We liked DXC for its strong leadership, margin expansion, and share buyback program. The stock had been a strong performer up until the fall of 2019. At that time, its chief executive officer departed the company. Operational challenges and weaker revenues followed. We sold our position in DXC before period-end.

An underweight position in technology giant Apple also dampened results. In our view, Apple’s stock had become overvalued. The company missed quarterly revenue guidance and reported lower-than-expected iPhone sales. However, investors appeared to look past these drawbacks, and Apple’s shares appreciated during the period.

Enterprise Products Partners, a U.S. midstream oil and gas company, also detracted from results. A general decline in commodity prices lowered investor confidence in energy stocks. We continue to like Enterprise for its solid cash flows and attractive valuation.

What were some stocks that contributed to performance?

KATE The Medicines Company, a biopharmaceutical firm and innovator of a new cholesterol-lowering drug, was the fund’s top performer. During the period, the company was acquired by Swiss pharmaceutical maker Novartis. We sold our position after the deal was announced.

The portfolio did not invest in U.S. energy producers Exxon Mobil and Chevron, which also aided results. The coronavirus outbreak in January 2020 disrupted the global manufacturing and services sectors, which reduced demand for oil. Commodity prices fell, which caused these stocks to underperform.

Our investment in Gaming and Leisure Properties [GLP] also proved beneficial. GLP is one of the first gaming-focused real estate investment trusts [REITs]. Investors have been attracted to the tax advantages of gaming REITs, which are relatively new. GLP’s cash-producing portfolio of 44 casinos, of which it owns two, attracted investor interest. We believe GLP has room for future growth given a rise in gaming REIT investing.

How did the fund’s corporate bond investments perform?

PAUL The fixed-income portion of the fund outperformed its benchmark, the U.S. Bloomberg Barclays U.S. Aggregate Bond

George Putnam Balanced Fund 7

Index. The fund’s exposure to the financials sector, specifically an overweight position in banking, was the top contributor to results. An overweight position in the life insurance and technology sectors also proved beneficial. Our decision to not own certain sovereign government and government-agency bonds detracted from relative performance. Our investments in health-care and independent energy securities also dampened results.

What is your outlook for the remainder of the year?

KATE In terms of risks, we would expect the coronavirus to remain an overhang. We are also monitoring geopolitical risks, including the outcome of the U.S. presidential election.

We believe a solid job market, healthy consumer spending, and an uptick in housing activity will remain supportive of stocks. Improving U.S.–China trade relations, in our view, also bode well for stock performance. While macroeconomic trends are important to consider, the fund continues to evaluate companies using bottom-up analysis. We focus on the individual merits of a company and its potential earnings power. We seek to invest in companies with durable business models, solid cash flows, and attractive valuations. Through our active stock selection process, the fund is positioned to outperform under varying market environments.

PAUL In terms of bonds, we are generally constructive on the U.S. investment-grade corporate bond market given overall fundamentals and solid technicals. We believe the global macroeconomic growth outlook, while positive, is less certain. Unforeseen political risks could heighten volatility. For 2020, we remain focused on balance sheet degradation that we believe could be more sector specific.

Thank you both for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.69%	150.58%	9.62%	50.14%	8.47%	36.14%	10.83%	18.02%	7.11%
After sales charge	8.61	136.17	8.97	41.51	7.19	28.31	8.67	11.23	0.95
Class B (4/27/92)
Before CDSC	8.58	135.72	8.95	44.60	7.65	33.11	10.00	17.07	6.68
After CDSC	8.58	135.72	8.95	42.60	7.36	30.11	9.17	12.07	1.68
Class C (7/26/99)
Before CDSC	8.59	132.58	8.81	44.62	7.66	33.20	10.03	17.10	6.69
After CDSC	8.59	132.58	8.81	44.62	7.66	33.20	10.03	16.10	5.69
Class M (12/1/94)
Before sales charge	7.97	138.22	9.07	46.40	7.92	34.13	10.28	17.38	6.79
After sales charge	7.93	129.88	8.68	41.28	7.16	29.43	8.98	13.27	3.05
Class R (1/21/03)
Net asset value	8.42	144.27	9.34	48.22	8.19	35.14	10.56	17.66	6.91
Class R5 (12/2/13)
Net asset value	8.78	157.28	9.91	52.30	8.78	37.41	11.17	18.33	7.25
Class R6 (12/2/13)
Net asset value	8.79	158.54	9.96	52.88	8.86	37.60	11.23	18.35	7.21
Class Y (3/31/94)
Net asset value	8.78	156.84	9.89	52.03	8.74	37.21	11.12	18.29	7.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 George Putnam Balanced Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 1/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	—*	269.82%	13.97%	79.17%	12.37%	50.26%	14.54%	21.68%	9.31%
Bloomberg Barclays
U.S. Aggregate Bond	—*	45.01	3.79	16.00	3.01	14.52	4.62	9.64	4.20
Index
George Putnam
Blended Index†	—*	162.45	10.13	52.51	8.81	35.76	10.73	16.97	7.38
Lipper Balanced
Funds category	—*	112.48	7.74	35.13	6.16	25.29	7.77	12.56	5.17
average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/20, there were 558, 549, 524, 488, and 415 funds, respectively, in this Lipper category.

George Putnam Balanced Fund 11

Fund price and distribution information For the six-month period ended 1/31/20

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.393		$0.315	$0.322	$0.331		$0.371	$0.424	$0.430	$0.420
Capital gains
Long-term
gains	0.714		0.714	0.714	0.714		0.714	0.714	0.714	0.714
Short-term
gains	0.085		0.085	0.085	0.085		0.085	0.085	0.085	0.085
Total	$1.192		$1.114	$1.121	$1.130		$1.170	$1.223	$1.229	$1.219
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/19	$20.63	$21.89	$20.38	$20.46	$20.32	$21.06	$20.56	$20.82	$20.73	$20.72
1/31/20	20.87	22.14	20.60	20.68	20.54	21.28	20.78	21.07	20.96	20.96
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.36%	1.28%	0.62%	0.70%	0.70%	0.68%	1.17%	1.69%	1.70%	1.60%
Current
30-day
SEC yield[2]	N/A	0.92	0.23	0.23	N/A	0.46	0.72	1.22	1.32	1.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.69%	146.29%	9.43%	47.58%	8.10%	38.27%	11.41%	24.11%	7.90%
After sales charge	8.62	132.13	8.79	39.10	6.82	30.32	9.23	16.97	1.70
Class B (4/27/92)
Before CDSC	8.59	131.80	8.77	42.16	7.29	35.27	10.60	23.23	7.48
After CDSC	8.59	131.80	8.77	40.16	6.99	32.27	9.77	18.23	2.48
Class C (7/26/99)
Before CDSC	8.59	128.48	8.61	42.12	7.28	35.21	10.58	23.18	7.49
After CDSC	8.59	128.48	8.61	42.12	7.28	35.21	10.58	22.18	6.49
Class M (12/1/94)
Before sales charge	7.98	134.20	8.88	43.94	7.56	36.24	10.86	23.52	7.59
After sales charge	7.93	126.01	8.50	38.90	6.79	31.47	9.55	19.20	3.83
Class R (1/21/03)
Net asset value	8.42	140.19	9.16	45.76	7.83	37.25	11.13	23.81	7.76
Class R5 (12/2/13)
Net asset value	8.78	152.78	9.72	49.65	8.40	39.49	11.73	24.46	7.99
Class R6 (12/2/13)
Net asset value	8.79	154.13	9.78	50.28	8.49	39.83	11.82	24.56	8.06
Class Y (3/31/94)
Net asset value	8.78	152.34	9.70	49.38	8.36	39.29	11.68	24.44	8.01

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/19	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%
Annualized expense ratio
for the six-month period
ended 1/31/20	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

George Putnam Balanced Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/19 to 1/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.05	$8.94	$8.94	$7.64	$6.35	$3.75	$3.23	$3.75
Ending value (after expenses)	$1,071.10	$1,066.80	$1,066.90	$1,067.90	$1,069.10	$1,072.50	$1,072.10	$1,072.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/20, use the following calculation method. To find the value of your investment on 8/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.93	$8.72	$8.72	$7.46	$6.19	$3.66	$3.15	$3.66
Ending value (after expenses)	$1,020.26	$1,016.49	$1,016.49	$1,017.75	$1,019.00	$1,021.52	$1,022.02	$1,021.52

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

George Putnam Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

16 George Putnam Balanced Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2020, Putnam employees had approximately $466,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 George Putnam Balanced Fund

The fund’s portfolio 1/31/20 (Unaudited)

COMMON STOCKS (60.1%)*	Shares	Value
Basic materials (1.8%)
Albemarle Corp. S	10,849	$870,958
Anglo American PLC (United Kingdom)	118,394	3,102,161
Dow, Inc.	50,375	2,320,776
DuPont de Nemours, Inc.	23,656	1,210,714
Eastman Chemical Co.	15,195	1,082,948
Fortune Brands Home & Security, Inc.	66,482	4,567,978
Freeport-McMoRan, Inc. (Indonesia)	385,126	4,274,899
Linde PLC	7,064	1,434,910
Packaging Corp. of America	12,284	1,176,193
Sherwin-Williams Co. (The)	8,799	4,900,955
Summit Materials, Inc. Class A †	28,021	615,621
		25,558,113
Capital goods (3.5%)
Avery Dennison Corp.	9,719	1,275,522
Ball Corp.	24,766	1,787,610
Boeing Co. (The)	8,486	2,700,839
Deere & Co.	15,434	2,447,524
Eaton Corp. PLC	78,262	7,393,411
General Dynamics Corp.	16,480	2,891,251
Honeywell International, Inc.	56,921	9,859,856
Johnson Controls International PLC	83,959	3,312,183
Northrop Grumman Corp.	11,719	4,389,586
Raytheon Co.	27,797	6,141,469
TransDigm Group, Inc.	3,921	2,522,301
United Technologies Corp.	36,894	5,541,479
		50,263,031
Communication services (0.9%)
Charter Communications, Inc. Class A †	21,106	10,921,511
Verizon Communications, Inc.	44,815	2,663,804
		13,585,315
Computers (2.1%)
Apple, Inc.	96,571	29,889,690
		29,889,690
Conglomerates (0.6%)
3M Co.	5,930	940,854
Danaher Corp.	28,298	4,552,299
General Electric Co.	251,269	3,128,299
		8,621,452
Consumer cyclicals (9.4%)
Advance Auto Parts, Inc.	8,977	1,182,720
Amazon.com, Inc. †	14,311	28,746,792
Aramark	38,918	1,717,841
BJ’s Wholesale Club Holdings, Inc. † S	64,920	1,332,158
Booking Holdings, Inc. †	3,081	5,639,925
Burlington Stores, Inc. †	5,642	1,226,966
CarMax, Inc. † S	42,877	4,160,784
Clarivate Analytics PLC (United Kingdom) † S	234,469	4,726,895
CoStar Group, Inc. †	5,374	3,509,168

George Putnam Balanced Fund 19

COMMON STOCKS (60.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Ecolab, Inc.	5,817	$1,140,772
General Motors Co.	92,353	3,083,667
Hasbro, Inc.	33,768	3,439,946
Hilton Worldwide Holdings, Inc.	39,789	4,289,254
Home Depot, Inc. (The)	73,134	16,681,865
Levi Strauss & Co. Class A S	102,210	2,007,404
Live Nation Entertainment, Inc. †	115,146	7,848,351
Mastercard, Inc. Class A	38,918	12,295,753
NIKE, Inc. Class B	55,788	5,372,384
Stanley Black & Decker, Inc.	18,480	2,944,418
Target Corp.	25,150	2,785,111
United Rentals, Inc. †	22,293	3,024,937
Walmart, Inc.	91,616	10,489,116
World Wrestling Entertainment, Inc. Class A S	120,613	5,895,563
Wynn Resorts, Ltd.	30,283	3,820,503
		137,362,293
Consumer staples (4.6%)
Chipotle Mexican Grill, Inc. †	4,551	3,944,625
Coca-Cola Co. (The)	229,561	13,406,362
Costco Wholesale Corp.	13,048	3,986,425
Estee Lauder Cos., Inc. (The) Class A	11,962	2,334,504
McCormick & Co., Inc. (non-voting shares)	19,328	3,157,615
Netflix, Inc. †	20,097	6,935,274
PepsiCo, Inc.	70,711	10,042,376
Procter & Gamble Co. (The)	139,648	17,402,934
Tyson Foods, Inc. Class A	37,422	3,092,180
Yum China Holdings, Inc. (China)	61,524	2,649,839
		66,952,134
Electronics (2.8%)
Cree, Inc. †	104,270	4,847,512
NVIDIA Corp.	36,761	8,691,403
NXP Semiconductors NV	73,997	9,387,259
ON Semiconductor Corp. †	312,076	7,224,559
Roper Technologies, Inc.	7,013	2,676,582
Texas Instruments, Inc.	69,583	8,395,189
		41,222,504
Energy (2.3%)
BP PLC (United Kingdom)	2,491,688	15,016,565
Cairn Energy PLC (United Kingdom) †	854,596	1,916,271
Cenovus Energy, Inc. (Canada)	1,072,739	9,338,033
Enterprise Products Partners LP	241,835	6,232,088
Kosmos Energy, Ltd.	338,978	1,732,178
		34,235,135
Financials (10.1%)
American International Group, Inc.	160,459	8,064,669
Apollo Global Management, Inc.	108,355	5,127,359
Assured Guaranty, Ltd.	224,022	10,269,168
AXA SA (France)	57,615	1,534,988
Bank of America Corp.	508,539	16,695,335

20 George Putnam Balanced Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value
Financials cont.
Berkshire Hathaway, Inc. Class B †	19,855	$4,456,058
BlackRock, Inc.	12,392	6,534,921
Citigroup, Inc.	196,221	14,600,805
E*Trade Financial Corp.	82,900	3,533,198
Gaming and Leisure Properties, Inc. R	222,157	10,498,029
Goldman Sachs Group, Inc. (The)	43,398	10,317,875
Intercontinental Exchange, Inc.	47,678	4,755,404
JPMorgan Chase & Co.	78,795	10,429,306
KKR & Co., Inc. Class A	119,746	3,819,897
Oportun Financial Corp. (acquired 6/23/15, cost $386,984) (Private) † ∆∆ F	71,882	1,361,158
PNC Financial Services Group, Inc. (The)	51,599	7,665,031
Prudential PLC (United Kingdom)	374,356	6,662,638
Quilter PLC (United Kingdom)	527,422	1,179,918
Raymond James Financial, Inc.	55,706	5,093,200
Visa, Inc. Class A	65,209	12,974,635
Yellow Cake PLC 144A (United Kingdom) †	854,834	2,112,815
		147,686,407
Health care (7.9%)
Abbott Laboratories	73,430	6,398,690
AbbVie, Inc.	109,863	8,901,100
Alexion Pharmaceuticals, Inc. †	6,910	686,785
Amgen, Inc.	25,611	5,533,257
Ascendis Pharma A/S ADR (Denmark) †	10,963	1,481,101
Avantor, Inc. †	43,383	801,284
Baxter International, Inc.	59,482	5,306,984
Biogen, Inc. †	7,479	2,010,729
Boston Scientific Corp. †	133,421	5,586,337
Bristol-Myers Squibb Co.	52,841	3,326,341
Cigna Corp.	64,767	12,459,875
CVS Health Corp.	28,022	1,900,452
Eli Lilly & Co.	33,033	4,612,728
Gilead Sciences, Inc.	20,787	1,313,738
Intuitive Surgical, Inc. †	5,063	2,834,166
Johnson & Johnson	61,052	9,088,811
Medtronic PLC	53,924	6,224,987
Merck & Co., Inc.	111,188	9,499,903
Mylan NV †	137,037	2,935,333
Pfizer, Inc.	143,667	5,350,159
Regeneron Pharmaceuticals, Inc. †	5,167	1,746,136
Thermo Fisher Scientific, Inc.	18,036	5,648,695
UnitedHealth Group, Inc.	15,869	4,323,509
Vertex Pharmaceuticals, Inc. †	13,611	3,090,378
Zoetis, Inc.	27,113	3,638,836
		114,700,314
Software (5.6%)
Activision Blizzard, Inc.	265,842	15,546,440
Adobe, Inc. †	42,137	14,795,986
Dassault Systemes SA (France)	27,616	4,792,929
Microsoft Corp.	276,233	47,023,144
		82,158,499

George Putnam Balanced Fund 21

COMMON STOCKS (60.1%)* cont.	Shares	Value
Technology services (5.3%)
Alphabet, Inc. Class A †	20,269	$29,041,018
Facebook, Inc. Class A †	83,842	16,928,538
Fidelity National Information Services, Inc.	122,636	17,617,888
Fiserv, Inc. †	75,600	8,966,916
Salesforce.com, Inc. †	26,475	4,826,657
		77,381,017
Transportation (0.9%)
Air Canada (Canada) †	48,912	1,638,408
FedEx Corp.	14,589	2,110,153
Southwest Airlines Co.	25,805	1,418,759
Union Pacific Corp.	47,576	8,536,086
		13,703,406
Utilities and power (2.3%)
Ameren Corp.	41,564	3,410,326
American Electric Power Co., Inc.	84,647	8,821,910
Exelon Corp.	70,414	3,351,002
NextEra Energy, Inc.	22,576	6,054,883
NRG Energy, Inc.	221,792	8,181,907
Southern Co. (The)	53,269	3,750,138
		33,570,166
Total common stocks (cost $726,222,236)		$876,889,476

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (7.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	4,256,257	4,690,122
4.50%, with due dates from 3/20/49 to 10/20/49	985,582	1,069,393
4.00%, 4/15/43	4,242,846	4,559,156
3.50%, TBA, 2/1/50	8,000,000	8,251,875
3.50%, with due dates from 11/15/47 to 1/20/48	7,166,576	7,628,724
3.00%, with due dates from 7/20/46 to 10/20/46	7,130,315	7,392,924
		33,592,194
U.S. Government Agency Mortgage Obligations (5.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	1,116	1,277
4.00%, with due dates from 7/1/42 to 7/1/49	9,262,495	9,797,839
3.50%, with due dates from 12/1/42 to 4/1/43	460,326	491,685
3.00%, with due dates from 3/1/43 to 2/1/47	2,759,621	2,851,408
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	1,394,727	1,572,376
5.00%, with due dates from 8/1/33 to 1/1/39	408,450	452,270
4.50%, with due dates from 5/1/48 to 2/1/49	7,513,678	8,093,440
4.00%, with due dates from 9/1/45 to 4/1/49	9,658,791	10,152,968
3.50%, with due dates from 5/1/43 to 5/1/56	17,156,535	17,882,913
3.00%, with due dates from 2/1/43 to 3/1/47	7,337,854	7,637,350
3.00%, 12/1/30	2,541,588	2,621,349
2.00%, with due dates from 10/1/27 to 8/1/28	6,017,398	6,079,920

22 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (7.6%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
4.50%, TBA, 2/1/50	3,000,000	3,173,438
4.00%, TBA, 2/1/50	3,000,000	3,133,828
3.50%, TBA, 3/1/50	2,000,000	2,064,375
3.50%, TBA, 2/1/50	1,000,000	1,032,344
3.00%, TBA, 2/1/50	1,000,000	1,022,734
		78,061,514
Total U.S. government and agency mortgage obligations (cost $109,363,344)		$111,653,708

	Principal
U.S. TREASURY OBLIGATIONS (14.5%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$18,980,000	$22,874,645
2.75%, 8/15/42 ∆	21,110,000	24,050,933
U.S. Treasury Notes
2.625%, 6/15/21	13,990,000	14,213,377
2.25%, 11/15/27	730,000	772,593
2.25%, 2/15/21	23,000,000	23,174,310
2.125%, 12/31/22	19,740,000	20,197,970
2.00%, 2/15/22	10,980,000	11,125,377
2.00%, 11/30/20	8,080,000	8,110,543
1.875%, 11/30/21	19,560,000	19,741,538
1.75%, 9/30/22	20,700,000	20,936,109
1.75%, 6/30/22	21,780,000	22,000,401
1.625%, 10/31/23	24,370,000	24,650,399
Total U.S. treasury obligations (cost $204,072,994)		$211,848,195

	Principal
CORPORATE BONDS AND NOTES (14.4%)*	amount	Value
Basic materials (0.7%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	$289,000	$302,016
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	668,000	711,936
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,595,000	1,760,155
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,036,000	1,115,254
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	703,000	736,539
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	625,000	702,260
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	15,300
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	953,000	1,071,892
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	862,124
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,040,000	1,476,054
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	263,017
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	783,589
		9,800,136

George Putnam Balanced Fund 23

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	$1,145,000	$1,328,795
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	510,000	583,014
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	940,000	1,036,524
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	889,000	951,590
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	1,025,000	1,109,905
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	1,010,000	1,098,545
		6,108,373
Communication services (2.0%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	934,481
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	700,013
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	385,000	408,984
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	936,000	1,058,695
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,539,000	1,703,745
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	62,000	64,598
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	1,814,000	2,046,089
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	152,831
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	254,003
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,055,000	1,370,884
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	274,000	307,260
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	506,000	583,034
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	780,267
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	605,000	702,893
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	392,783
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	490,000	521,099
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	2,934,000	3,151,017
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	679,919
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	551,000	584,086
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	498,981
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	592,777
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	313,000	332,261
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	221,046
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	85,000	88,120
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,108,000	1,147,123
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	95,000	141,294

24 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	$215,000	$251,417
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	417,813	421,207
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,050,000	1,236,794
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	5,269,000	6,094,683
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	490,000	513,375
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	700,000	794,303
		28,730,062
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	995,000	1,055,468
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	919,000	929,149
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,360,035
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	706,341
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	279,130
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	847,000	846,943
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	671,000	753,754
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	390,000	399,694
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	445,000	478,890
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	287,000	302,412
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	270,348
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	175,000	185,528
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
bonds 4.875%, 1/15/30 (acquired 6/10/19, cost $100,000) ∆∆	100,000	105,750
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	205,000	208,075
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	840,000	884,100
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,415,000	1,565,344
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	350,000	377,563
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,668,000	1,927,903
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	416,000	449,803
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	408,014

George Putnam Balanced Fund 25

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	$490,000	$502,875
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	539,000	610,003
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,170,750
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,315,000	1,370,888
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	360,000	402,385
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	457,000	466,733
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	615,000	694,931
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	198,000	215,598
Walt Disney Co. (The) company guaranty sr. unsec. bonds
4.75%, 9/15/44	30,000	39,119
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	1,060,000	1,276,347
		20,243,873
Consumer staples (0.6%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	239,000	326,081
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	200,000	250,373
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	286,000	338,427
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	239,000	263,604
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,196,851
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	549,467	696,209
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	2,067,069
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	566,000	739,154
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	717,000	822,263
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	563,000	625,250
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	369,000	393,895
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	816,000	860,370
		8,579,546
Energy (1.0%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	258,907
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	770,000	814,329
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	690,000	773,070
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	395,000	440,124

26 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	$999,000	$1,055,718
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	780,000	798,527
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	2,076,000	1,961,820
Energy Transfer Partners LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	550,536
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	165,720
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	265,000	278,668
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	1,480,000	1,640,832
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	550,000	725,385
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	234,143
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	187,316
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	979,123
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	560,000	569,800
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.829%, 1/10/30 (France)	2,050,000	2,150,956
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	1,285,000	1,333,188
		14,918,162
Financials (4.8%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	370,549
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	946,204
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	38,000	40,074
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	493,000	560,398
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,194,120
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,265,000	1,418,854
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	229,750
Aviation Capital Group, LLC 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	274,301
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	135,000	178,875
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,366,230
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,135,000	1,201,863
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	351,288
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month +
0.76%), 2.654%, 9/15/26	275,000	270,580
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	842,326
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	415,974
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	808,000	984,442
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	160,926
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	898,289

George Putnam Balanced Fund 27

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Financials cont.
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	$1,060,000	$1,158,103
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,322,097
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	899,791
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	480,458
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	247,940
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	197,000	224,302
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	545,000	619,878
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	250,000	251,875
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,078,665
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	10,838
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,903,096
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	2,634,000	2,956,885
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	270,221
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	272,174
Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	285,000	303,649
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	366,350
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	443,000	481,944
Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	816,508
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,395,000	1,582,539
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,225,000	1,374,427
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	330,000	359,623
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	224,595
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	465,094
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,459,000	1,645,923
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,477,000	1,602,195
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	282,000	403,663
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,495,000	2,179,957
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	112,219
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,495,309
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	215,165
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	1,113,000	1,134,370
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 2.91%, 5/15/47	664,000	572,700
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,710,000	4,350,161
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	105,000	115,269

28 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	$315,000	$347,455
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	530,000	577,154
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	672,000	775,185
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,457,000	1,507,995
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,487,040
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,796,332
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	158,000	170,443
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,587,094
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	322,000	366,635
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	700,000	808,837
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	200,000	211,617
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	430,000	468,264
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	243,000	246,715
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	443,535
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	395,144
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	759,000	815,502
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	580,000	598,079
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	2,955,000	3,107,629
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,856,348
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	653,950
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	670,000	767,975
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	739,610
		69,931,564
Health care (1.2%)
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	2,440,000	2,533,903
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	186,000	191,467
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	858,823
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	282,058
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	491,000	532,714
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	2,325,000	2,547,545
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	2,793,000	2,953,239
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	715,000	750,334
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	574,104	633,761
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	670,000	713,971

George Putnam Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	$143,000	$163,415
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	505,000	546,508
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	320,161
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	475,000	525,874
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	193,445
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	823,000	864,944
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	503,000	517,392
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,417,000	1,586,527
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,352,793
		18,068,874
Technology (1.2%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	760,820
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	245,000	263,115
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	427,065
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	563,392
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,527,000	1,611,375
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,356,000	1,583,444
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	378,467
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	1,001,000	1,118,734
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	62,000	65,214
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	487,000	556,617
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	540,000	581,887
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,295,000	1,462,154
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	488,000	640,003
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,195,000	1,275,591
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,150,000	1,353,063
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	531,000	554,162
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,900,000	2,124,481
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	374,000	397,174
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,185,000	1,264,988
		16,981,746
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	595,000	625,126
		625,126
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	392,000	413,834
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	528,000	600,248

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.4%)* cont.	amount	Value
Utilities and power cont.
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	$560,000	$723,796
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	817,770
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	255,000	301,834
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	620,859
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	313,265
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	490,000	704,725
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	465,968
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	1,704,000	1,723,314
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	560,000	610,402
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	67,000	73,325
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	159,000	195,966
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,471,632
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	356,582
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	199,000	231,586
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	720,000	744,082
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,259,000	1,366,212
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	648,003
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	572,879
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	151,578
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	442,000	454,797
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	523,000	537,979
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 4.022%, 5/15/67	1,945,000	1,809,315
		15,909,951
Total corporate bonds and notes (cost $190,733,506)		$209,897,413

	Principal
MORTGAGE-BACKED SECURITIES (0.8%)*	amount	Value
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, (1 Month
US LIBOR + 1.70%), 3.361%, 10/25/27 (Bermuda)	$104,719	$104,567
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	540,267
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	520,000	553,661
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.722%, 12/10/44 W	500,000	516,845
FRB Ser. 14-CR18, Class C, 4.883%, 7/15/47 W	2,392,000	2,556,352
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	843,312
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,081,441
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.361%, 11/25/28	472,508	473,840

George Putnam Balanced Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (0.8%)* cont.	amount	Value
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 14-HQ2, Class M2, (1 Month US LIBOR
+ 2.20%), 3.861%, 9/25/24	$303,852	$307,787
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.411%, 8/25/28	783,839	871,196
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 7.661%, 9/25/28	127,290	140,330
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 2.911%, 7/25/29	260,000	259,689
REMICs Ser. 01-79, Class BI, IO, 0.276%, 3/25/45 W	220,633	1,875
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.261%, 10/25/28 (Bermuda)	352,292	351,165
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 12-C6, Class D, 5.329%, 5/15/45 W	772,000	785,217
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.804%, 10/15/45 W	404,000	409,125
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.60%, 3/15/45 W	1,794,000	1,822,541
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	2,032,334	61,462
Total mortgage-backed securities (cost $12,416,395)		$11,680,691

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$340,536
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	350,000	592,547
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	369,630
Total municipal bonds and notes (cost $841,201)		$1,302,713

SHORT-TERM INVESTMENTS (4.2%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.81% [d]	16,961,380	$16,961,380
Putnam Short Term Investment Fund 1.70% L	44,760,023	44,760,023
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.52% P	110,000	110,000
Total short-term investments (cost $61,831,403)		$61,831,403

TOTAL INVESTMENTS
Total investments (cost $1,305,481,079)	$1,485,103,599

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

32 George Putnam Balanced Fund

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,459,560,371.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,466,908, or 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $26,496 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $23,236,424 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

George Putnam Balanced Fund 33

FORWARD CURRENCY CONTRACTS at 1/31/20 (aggregate face value $55,722,120) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/18/20	$9,621,368	$9,449,270	$(172,098)
Barclays Bank PLC
	British Pound	Sell	3/18/20	8,052,267	7,908,205	(144,062)
	Canadian Dollar	Sell	4/15/20	2,610,100	2,661,412	51,312
Citibank, N.A.
	British Pound	Sell	3/18/20	983,712	966,203	(17,509)
	Canadian Dollar	Sell	4/15/20	3,407,796	3,475,004	67,208
	Euro	Sell	3/18/20	3,993,663	4,006,983	13,320
	Goldman Sachs International
	British Pound	Sell	3/18/20	12,020,827	11,786,802	(234,025)
	Canadian Dollar	Sell	4/15/20	4,327,523	4,412,378	84,855
	HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Sell	2/19/20	3,365,440	3,335,265	(30,175)
	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/15/20	1,199,680	1,223,487	23,807
	WestPac Banking Corp.
	British Pound	Sell	3/18/20	6,547,681	6,497,111	(50,570)
	Unrealized appreciation					240,502
	Unrealized (depreciation)					(648,439)
Total						$(407,937)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	34	$5,483,384	$5,480,800	Mar-20	$5,456
Unrealized appreciation					5,456
Unrealized (depreciation)					—
Total					$5,456

TBA SALE COMMITMENTS OUTSTANDING at 1/31/20 (proceeds receivable $6,217,949) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.00%, 2/1/50	$5,000,000	2/20/20	$5,183,594
Uniform Mortgage-Backed Securities, 3.50%, 2/1/50	2,000,000	2/12/20	1,032,344
Total			$6,215,938

34 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$22,455,952	$3,102,161	$—
Capital goods	50,263,031	—	—
Communication services	13,585,315	—	—
Conglomerates	8,621,452	—	—
Consumer cyclicals	137,362,293	—	—
Consumer staples	66,952,134	—	—
Energy	17,302,299	16,932,836	—
Financials	134,834,890	11,490,359	1,361,158
Health care	114,700,314	—	—
Technology	225,858,781	4,792,929	—
Transportation	13,703,406	—	—
Utilities and power	33,570,166	—	—
Total common stocks	839,210,033	36,318,285	1,361,158

Corporate bonds and notes	—	209,897,413	—
Mortgage-backed securities	—	11,680,691	—
Municipal bonds and notes	—	1,302,713	—
U.S. government and agency mortgage obligations	—	111,653,708	—
U.S. treasury obligations	—	211,848,195	—
Short-term investments	44,870,023	16,961,380	—
Totals by level	$884,080,056	$599,662,385	$1,361,158

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(407,937)	$—
Futures contracts	5,456	—	—
TBA sale commitments	—	(6,215,938)	—
Totals by level	$5,456	$(6,623,875)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 35

Statement of assets and liabilities 1/31/20 (Unaudited)

ASSETS
Investment in securities, at value, including $14,852,572 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,243,759,676)	$1,423,382,196
Affiliated issuers (identified cost $61,721,403) (Notes 1 and 5)	61,721,403
Foreign currency (cost $303) (Note 1)	304
Dividends, interest and other receivables	5,181,893
Receivable for shares of the fund sold	3,572,053
Receivable for investments sold	9,534,939
Receivable for sales of TBA securities (Note 1)	5,202,411
Receivable for variation margin on futures contracts (Note 1)	5,458
Unrealized appreciation on forward currency contracts (Note 1)	240,502
Prepaid assets	89,193
Total assets	1,508,930,352

LIABILITIES
Payable for investments purchased	5,027,917
Payable for purchases of TBA securities (Note 1)	17,635,566
Payable for shares of the fund repurchased	701,811
Payable for compensation of Manager (Note 2)	638,503
Payable for custodian fees (Note 2)	61,410
Payable for investor servicing fees (Note 2)	340,432
Payable for Trustee compensation and expenses (Note 2)	508,430
Payable for administrative services (Note 2)	13,639
Payable for distribution fees (Note 2)	352,549
Unrealized depreciation on forward currency contracts (Note 1)	648,439
TBA sale commitments, at value (proceeds receivable $6,217,949) (Note 1)	6,215,938
Collateral on securities loaned, at value (Note 1)	16,961,380
Collateral on certain derivative contracts, at value (Notes 1 and 8)	110,000
Other accrued expenses	153,967
Total liabilities	49,369,981

Net assets	$1,459,560,371

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,260,114,938
Total distributable earnings (Note 1)	199,445,433
Total — Representing net assets applicable to capital shares outstanding	$1,459,560,371

(Continued on next page)

36 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,110,390,192 divided by 53,211,802 shares)	$20.87
Offering price per class A share (100/94.25 of $20.87)*	$22.14
Net asset value and offering price per class B share ($14,632,773 divided by 710,281 shares)**	$20.60
Net asset value and offering price per class C share ($80,724,187 divided by 3,904,299 shares)**	$20.68
Net asset value and redemption price per class M share ($56,479,263 divided by 2,749,517 shares)	$20.54
Offering price per class M share (100/96.50 of $20.54)*	$21.28
Net asset value, offering price and redemption price per class R share
($1,023,608 divided by 49,254 shares)	$20.78
Net asset value, offering price and redemption price per class R5 share
($208,475 divided by 9,896 shares)	$21.07
Net asset value, offering price and redemption price per class R6 share
($37,413,595 divided by 1,784,596 shares)	$20.96
Net asset value, offering price and redemption price per class Y share
($158,688,278 divided by 7,571,525 shares)	$20.96

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 37

Statement of operations Six months ended 1/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $654,526 from investments in affiliated issuers) (Note 5)	$8,313,436
Dividends (net of foreign tax of $27,532)	7,482,716
Securities lending (net of expenses) (Notes 1 and 5)	30,061
Total investment income	15,826,213

EXPENSES
Compensation of Manager (Note 2)	3,586,679
Investor servicing fees (Note 2)	1,007,099
Custodian fees (Note 2)	34,194
Trustee compensation and expenses (Note 2)	17,899
Distribution fees (Note 2)	2,005,597
Administrative services (Note 2)	22,538
Other	265,677
Total expenses	6,939,683
Expense reduction (Note 2)	(23,013)
Net expenses	6,916,670

Net investment income	8,909,543

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	30,511,501
Foreign currency transactions (Note 1)	(39,830)
Forward currency contracts (Note 1)	209,160
Futures contracts (Note 1)	1,781,536
Total net realized gain	32,462,367
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	55,510,067
Assets and liabilities in foreign currencies	63
Forward currency contracts	(1,774,645)
Futures contracts	5,456
Total change in net unrealized appreciation	53,740,941

Net gain on investments	86,203,308

Net increase in net assets resulting from operations	$95,112,851

The accompanying notes are an integral part of these financial statements.

38 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/20*	Year ended 7/31/19
Operations
Net investment income	$8,909,543	$17,102,834
Net realized gain on investments
and foreign currency transactions	32,462,367	74,527,943
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	53,740,941	13,339,889
Net increase in net assets resulting from operations	95,112,851	104,970,666
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(19,936,013)	(13,785,181)
Class B	(223,441)	(99,703)
Class C	(1,091,107)	(330,052)
Class M	(906,915)	(612,219)
Class R	(21,141)	(9,753)
Class R5	(2,217)	(240)
Class R6	(675,130)	(414,141)
Class Y	(2,590,024)	(1,344,408)
Net realized short-term gain on investments
Class A	(4,317,617)	(15,067,455)
Class B	(60,183)	(249,377)
Class C	(291,237)	(633,964)
Class M	(226,592)	(1,035,979)
Class R	(4,973)	(11,943)
Class R5	(538)	(219)
Class R6	(136,355)	(350,615)
Class Y	(540,579)	(1,197,716)
From net realized long-term gain on investments
Class A	(36,267,985)	(50,096,888)
Class B	(505,539)	(829,138)
Class C	(2,446,391)	(2,107,829)
Class M	(1,903,375)	(3,444,465)
Class R	(41,774)	(39,708)
Class R5	(4,522)	(730)
Class R6	(1,145,382)	(1,165,739)
Class Y	(4,540,864)	(3,982,213)
Increase from capital share transactions (Note 4)	123,436,634	75,914,400
Total increase in net assets	140,669,591	84,075,391

NET ASSETS
Beginning of period	1,318,890,780	1,234,815,389
End of period	$1,459,560,371	$1,318,890,780

* Unaudited.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
January 31, 2020**	$20.63	.14	1.29	1.43	(.39)	(.80)	(1.19)	$20.87	7.11*	$1,110,390	.48*	.67*	60*
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
July 31, 2017	17.38	.23	1.69	1.92	(.21)	—	(.21)	19.09	11.14	972,570	1.01	1.29	204
July 31, 2016	17.22	.22	.14	.36	(.20)	—	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154
July 31, 2015	16.12	.19	1.10	1.29	(.19)	—	(.19)	17.22	8.04	999,928.97		1.11	130
Class B
January 31, 2020**	$20.38	.06	1.28	1.34	(.32)	(.80)	(1.12)	$20.60	6.68*	$14,633	.86*	.29*	60*
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
July 31, 2017	17.18	.10	1.67	1.77	(.08)	—	(.08)	18.87	10.33	20,188	1.76	.55	204
July 31, 2016	17.02	.10	.14	.24	(.08)	—	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154
July 31, 2015	15.94	.06	1.09	1.15	(.07)	—	(.07)	17.02	7.21	24,133	1.72	.36	130
Class C
January 31, 2020**	$20.46	.06	1.28	1.34	(.32)	(.80)	(1.12)	$20.68	6.69*	$80,724	.86*	.28*	60*
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
July 31, 2017	17.26	.10	1.67	1.77	(.08)	—	(.08)	18.95	10.29	45,970	1.76	.54	204
July 31, 2016	17.10	.09	.15	.24	(.08)	—	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154
July 31, 2015	16.01	.06	1.10	1.16	(.07)	—	(.07)	17.10	7.26	36,720	1.72	.36	130
Class M
January 31, 2020**	$20.32	.09	1.26	1.35	(.33)	(.80)	(1.13)	$20.54	6.79*	$56,479	.74*	.42*	60*
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
July 31, 2017	17.15	.14	1.66	1.80	(.13)	—	(.13)	18.82	10.53	70,919	1.51	.79	204
July 31, 2016	16.99	.14	.14	.28	(.12)	—	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154
July 31, 2015	15.90	.10	1.10	1.20	(.11)	—	(.11)	16.99	7.56	75,297	1.47	.61	130
Class R
January 31, 2020**	$20.56	.11	1.28	1.39	(.37)	(.80)	(1.17)	$20.78	6.91*	$1,024	.61*	.54*	60*
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179
July 31, 2017	17.33	.18	1.70	1.88	(.18)	—	(.18)	19.03	10.90	1,090	1.26	.99	204
July 31, 2016	17.16	.19	.13	.32	(.15)	—	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154
July 31, 2015	16.07	.15	1.09	1.24	(.15)	—	(.15)	17.16	7.74	1,102	1.22	.86	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 George Putnam Balanced Fund	George Putnam Balanced Fund 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
January 31, 2020**	$20.82	.16	1.31	1.47	(.42)	(.80)	(1.22)	$21.07	7.25*	$208	.36*	.75*	60*
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[f]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[f]	179
July 31, 2017	17.45	.30[f]	1.69	1.99	(.20)	—	(.20)	19.24	11.46	13.74		1.71[f]	204
July 31, 2016	17.28	.26	.16	.42	(.25)	—	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154
July 31, 2015	16.18	.23	1.11	1.34	(.24)	—	(.24)	17.28	8.28	71,647.72		1.34	130
Class R6
January 31, 2020**	$20.73	.17	1.29	1.46	(.43)	(.80)	(1.23)	$20.96	7.21*	$37,414	.31*	.84*	60*
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
July 31, 2017	17.45	.30	1.70	2.00	(.28)	—	(.28)	19.17	11.57	11,738.64		1.64	204
July 31, 2016	17.28	.28	.15	.43	(.26)	—	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154
July 31, 2015	16.18	.25	1.10	1.35	(.25)	—	(.25)	17.28	8.39	8,239.62		1.46	130
Class Y
January 31, 2020**	$20.72	.16	1.30	1.46	(.42)	(.80)	(1.22)	$20.96	7.22*	$158,688	.36*	.78*	60*
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179
July 31, 2017	17.45	.28	1.69	1.97	(.26)	—	(.26)	19.16	11.37	77,716.76		1.54	204
July 31, 2016	17.28	.26	.15	.41	(.24)	—	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154
July 31, 2015	16.17	.23	1.11	1.34	(.23)	—	(.23)	17.28	8.34	114,920.72		1.36	130

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

42 George Putnam Balanced Fund	George Putnam Balanced Fund 43

Notes to financial statements 1/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through January 31, 2020.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective November 25. 2019, class M shares are closed to new purchases except (1) through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) to the extent class A shares are not available through the plan (Eligible Plans) that had open positions in the fund’s Class M shares with Putnam Investor Services on November 25, 2019, or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on November 25, 2019, and in either case maintained the open position through November 25, 2019. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M, and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

44 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 45

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

46 George Putnam Balanced Fund

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

George Putnam Balanced Fund 47

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $494,763 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $26,496 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $16,961,380 and the value of securities loaned amounted to $14,852,572.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

48 George Putnam Balanced Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,303,485,869, resulting in gross unrealized appreciation and depreciation of $195,813,110 and $20,813,799, respectively, or net unrealized appreciation of $174,999,311.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.260% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

George Putnam Balanced Fund 49

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$791,058	Class R5	74
Class B	10,953	Class R6	8,215
Class C	51,579	Class Y	97,966
Class M	46,425	Total	$1,007,099
Class R	829

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $8,733 under the expense offset arrangements and by $14,280 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $984, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,342,018
Class B	1.00%	1.00%	74,318
Class C	1.00%	1.00%	350,604
Class M	1.00%	0.75%	235,847
Class R	1.00%	0.50%	2,810
Total			$2,005,597

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $675 and $489 from the sale of class A and class M shares, respectively, and received $107,206 and $853 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

50 George Putnam Balanced Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$777,559,505	$776,827,581
U.S. government securities (Long-term)	74,126,014	23,580,543
Total	$851,685,519	$800,408,124

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	3,047,414	$63,506,644	3,381,318	$66,091,632
Shares issued in connection with
reinvestment of distributions	2,806,634	57,136,504	3,961,602	74,358,017
	5,854,048	120,643,148	7,342,920	140,449,649
Shares repurchased	(3,112,743)	(64,439,045)	(5,592,320)	(109,303,080)
Net increase	2,741,305	$56,204,103	1,750,600	$31,146,569

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	40,731	$829,667	53,844	$1,039,800
Shares issued in connection with
reinvestment of distributions	37,388	752,598	60,668	1,121,676
	78,119	1,582,265	114,512	2,161,476
Shares repurchased	(96,014)	(1,959,555)	(232,836)	(4,498,174)
Net decrease	(17,895)	$(377,290)	(118,324)	$(2,336,698)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,133,555	$23,318,979	1,335,751	$25,958,369
Shares issued in connection with
reinvestment of distributions	182,718	3,690,796	152,759	2,837,732
	1,316,273	27,009,775	1,488,510	28,796,101
Shares repurchased	(413,590)	(8,476,422)	(440,624)	(8,558,494)
Net increase	902,683	$18,533,353	1,047,886	$20,237,607

George Putnam Balanced Fund 51

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	181,081	$3,692,601	414,653	$7,908,044
Shares issued in connection with
reinvestment of distributions	151,371	3,036,282	274,983	5,073,820
	332,452	6,728,883	689,636	12,981,864
Shares repurchased	(806,047)	(16,796,203)	(921,296)	(17,830,553)
Net decrease	(473,595)	$(10,067,320)	(231,660)	$(4,848,689)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	15,890	$325,827	9,097	$179,756
Shares issued in connection with
reinvestment of distributions	3,344	67,851	3,275	61,231
	19,234	393,678	12,372	240,987
Shares repurchased	(18,556)	(384,550)	(4,565)	(94,156)
Net increase	678	$9,128	7,807	$146,831

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	8,886	$185,866	—	$—
Shares issued in connection with
reinvestment of distributions	354	7,277	63	1,189
	9,240	193,143	63	1,189
Shares repurchased	(103)	(2,185)	—	—
Net increase	9,137	$190,958	63	$1,189

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	449,146	$9,376,421	661,871	$13,118,638
Shares issued in connection with
reinvestment of distributions	95,750	1,956,867	102,319	1,930,495
	544,896	11,333,288	764,190	15,049,133
Shares repurchased	(200,891)	(4,182,400)	(274,589)	(5,311,669)
Net increase	344,005	$7,150,888	489,601	$9,737,464

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,817,146	$58,287,241	2,102,971	$41,845,266
Shares issued in connection with
reinvestment of distributions	374,131	7,646,336	343,481	6,478,983
	3,191,277	65,933,577	2,446,452	48,324,249
Shares repurchased	(678,664)	(14,140,763)	(1,347,546)	(26,494,122)
Net increase	2,512,613	$51,792,814	1,098,906	$21,830,127

52 George Putnam Balanced Fund

At the close of the reporting period, Putnam Investments, LLC owned 804 class R5 shares of the fund (8.12% of class R5 shares outstanding), valued at $16,940.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 1/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$3,897,725	$88,529,389	$75,465,734	$101,829	$16,961,380
Putnam Short Term
Investment Fund**	46,255,634	139,688,800	141,184,411	654,526	44,760,023
Total Short-term
investments	$50,153,359	$228,218,189	$216,650,145	$756,355	$61,721,403

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	97,000
Forward currency contracts (contract amount)	$59,100,000

George Putnam Balanced Fund 53

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$240,502	Payables	$648,439
Equity contracts	Receivables	5,456*	Payables	—
Total		$245,958		$648,439

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$209,160	$209,160
Interest rate contracts	1,781,536	—	1,781,536
Total	$1,781,536	$209,160	$1,990,696

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(1,774,645)	$(1,774,645)
Equity contracts	5,456	—	5,456
Total	$5,456	$(1,774,645)	$(1,769,189)

54 George Putnam Balanced Fund

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George Putnam Balanced Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$5,458	$—	$—	$—	$—	$—	$5,458
Forward currency contracts#	—	51,312	—	80,528	84,855	—	23,807	—	240,502
Total Assets	$—	$51,312	$5,458	$80,528	$84,855	$—	$23,807	$—	$245,960
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward currency contracts#	172,098	144,062	—	17,509	234,025	30,175	—	50,570	648,439
Total Liabilities	$172,098	$144,062	$—	$17,509	$234,025	$30,175	$—	$50,570	$648,439
Total Financial and Derivative Net Assets	$(172,098)	$(92,750)	$5,458	$63,019	$(149,170)	$(30,175)	$23,807	$(50,570)	$(402,479)
Total collateral received (pledged)†##	$(26,496)	$—	$—	$63,019	$—	$—	$—	$—
Net amount	$(145,602)	$(92,750)	$5,458	$—	$(149,170)	$(30,175)	$23,807	$(50,570)
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$110,000	$—	$—	$—	$—	$110,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(26,496)	$—	$—	$—	$—	$—	$—	$—	$(26,496)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $—.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310 -20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

56 George Putnam Balanced Fund	George Putnam Balanced Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

58 George Putnam Balanced Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA021 320190 3/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2020